Treasury stock	12 Months Ended
Dec. 31, 2025
Treasury stock
Treasury stock

Note 14 : Treasury stock

The Company approved a stock repurchase plan in April 2023 to repurchase up to 230,000 ordinary shares, for an aggregate purchase price of not more than US$300,000, of the Company’s ordinary share could be purchased in the open market from time to time as market and business conditions warrant.  The Company repurchased a total of 5,133 and 10,700 shares of ordinary share during 2024 and 2023 for considerations of approximately US$7,000 and US$14,000, respectively.

The Company approved a stock repurchase plan in February 2025 to repurchase up to 350,000 ordinary shares, for an aggregate purchase price of not more than US$500,000, of the Company’s ordinary share could be purchased in the open market from time to time as market and business conditions warrant.  The Company repurchased a total of 271,787shares of ordinary share during 2025 for considerations of approximately US$319,000.